EXHIBIT 10.1 1 FIRST AMENDMENT TO SENIOR SECURED PROMISSORY NOTE This FIRST AMENDMENT TO SENIOR SECURED PROMISSORY NOTE (this “Amendment”) is entered into as of January 10, 2024, by and among MARIADB PLC, an Irish public limited company, as Issuer, the other Note Parties party hereto and RP Ventures LLC, as Agent and Holder. W I T N E S S E T H: WHEREAS, Issuer, the other Note Parties from time to time party thereto, Agent and Holder have entered into that certain Senior Secured Promissory Note, dated as of October 10, 2023 (as the same may be amended, supplemented and otherwise modified prior to the effectiveness of this Amendment, the “Existing Note”; the Existing Note, as amended by this Amendment and as the same may be hereafter further amended, restated, supplemented or otherwise modified and in effect from time to time, herein is referred to as the “Note”), pursuant to which Holder agreed to make certain financial accommodations to the Issuer. WHEREAS, the Note Parties have requested, and Agent and Holder have agreed to, amend certain provisions of the Existing Note, in each case, on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note. SECTION 2. Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent in Section 3 herein, and in reliance upon the representations, warranties, agreements, covenants and acknowledgments of the Note Parties herein contained: (a) Section 5 of the Existing Note is hereby amended by changing the definition of “Maturity Date” from January 10, 2024 to January 31, 2024; and (b) Section 12.5.1 of the Existing Note is hereby amended by changing the definition of “Exclusivity Date” from January 10, 2024 to January 31, 2024. SECTION 3. Conditions. The effectiveness of this Amendment is subject to the satisfaction or waiver by the Agent of the following conditions precedent: (a) the execution and delivery of this Amendment by Issuer, the other Note Parties, Agent and Holder, in form and substance reasonably satisfactory to Agent; (b) the representations and warranties in Section 4 hereof being true and correct; and (c) Issuer shall have paid in full an amendment fee to the Agent, for the account of the Note Holders, in the amount of $75,000. SECTION 4. Representations and Warranties. Issuer and each Note Party hereby jointly and severally represents and warrants that:

2 (a) the representations and warranties of the Note Parties set forth in the Notes Documents are true in all material respects on the date as of which such representation or warranty was made or deemed made; (b) the execution, delivery and performance of this Amendment does not (i) require the consent or approval of any other party (including any governmental or regulatory party), (ii) violate any law, regulation, agreement, order, writ, judgment, injunction, decree, determination or award presently in effect to which Issuer or any Note Party is a party or to which Issuer or any Note Party or any of their assets may be subject, or (iii) conflict with or constitute a breach of, or default under, or require any consent under, or result in the creation of any Lien, charge or encumbrance upon the property or assets of Issuer or any Note Party or any of their Subsidiaries pursuant to any other agreement or instrument to which Issuer or any Note Party is a party or is bound or by which its properties may be bound or affected; and (c) this Amendment is the legal, valid and binding obligation of Issuer and each other Note Party, enforceable in accordance with its terms. SECTION 5. Captions. Captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment. SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by telecopy of any executed signature page to this Amendment shall constitute effective delivery of such signature page. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any other Notes Document shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. SECTION 7. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. SECTION 8. Entire Agreement; Notes Document. The Note, as amended hereby, together with all other Notes Documents, embodies the entire agreement and understanding among the parties hereto and thereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. This Amendment shall constitute a Notes Document. SECTION 9. Successors; Assigns. This Amendment will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Neither the Issuer, nor any Note Party may transfer, assign or delegate any of its rights or obligations hereunder or under the Note without the prior written consent of Agent. Agent and Note Holders shall have the right, without the consent of Issuer or any Note Party, to assign, participate or transfer, in whole or in part, its rights and interests in and to this Amendment and the Note, and as used herein, the term “Agent” and “Note Holders” shall mean and include such successors and assigns.

3 SECTION 10. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. SECTION 11. Forum Selection; Consent to Jurisdiction. Any litigation based hereon, or arising out of, under, or in connection with this Amendment or the Note, shall be brought and maintained exclusively in the courts of the state of New York located in the city of New York, New York County or in the United States District Court for the Southern District of New York; provided that any suit seeking enforcement against any collateral or other property may be brought, at Agent’s option, in the courts of any jurisdiction where such collateral or other property may be found. Each party hereto hereby expressly and irrevocably submits to the jurisdiction of any such court referred to above for the purpose of any such litigation as set forth above. Each party hereto further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the state of New York. Each party hereto hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. SECTION 12. Waiver of Jury Trial. Issuer and each Note Party hereby waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Amendment and the Note, and any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any financing relationship existing in connection with any of the foregoing, and agrees that any such action or proceeding shall be tried before a court and not before a jury. SECTION 13. Reaffirmation. Issuer and each other Note Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, in each case, pursuant to any Notes Document, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Note and each other Notes Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Notes Document as security for or otherwise guaranteed the Obligations under or with respect to the Notes Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Issuer and each other Note Party hereby consents to this Amendment and acknowledges that each of the Note, as amended hereby, and each other Notes Document remains in full force and effect and is hereby ratified and reaffirmed (after giving effect hereto). Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Note Holders, constitute a waiver of any provision of the Note or any other Notes Document or serve to effect a novation of the Obligations. SECTION 14. Release of Claims. In consideration of, among other things, Agent and Holder’s execution and delivery of this Amendment, Issuer and each other Note Party, for itself and on behalf of its successors, assigns, officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, to the fullest extent permitted by applicable law, hereby waives, releases, remises and forever discharges, and agrees to hold harmless, Agent, each Note Holder, Runa, each Related Person of the foregoing and each of their affiliates, partners, members, directors, managers, officers, employees, agents, attorneys-in-fact, trustees, advisors and other representatives, and any successor or assign thereof (collectively, the “Releasees”) from and against any and all liabilities, actual losses, damages, claims, fees and expenses of any kind or nature whatsoever (collectively, “Claims”) that

4 any Note Party has, had or may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take in connection with the Note or the other Notes Documents prior to the date of this Amendment, in any way relating to or arising out of or in connection with or by reason of, or any actual or prospective claim, litigation, investigation or proceeding in any way relating to, arising out of, in connection with or by reason of, any of the following, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding); provided that no Note Party waives, releases, remises, discharges or agrees to hold harmless any Releasee to the extent that such Claims are determined by a court of competent jurisdiction in a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Releasee. Each Note Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Note Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above. This Section 14 shall survive and continue in full force and effect whether or not any Note Party shall satisfy all other provisions of this Amendment, the Note or the other Notes Documents, including payment in full of all Obligations. [Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused the Amendment to be duly executed and delivered as of the date first above written. ISSUER: MARIADB PLC By: /s/ Paul O’Brien Name: Paul O’Brien Title: Chief Executive Officer OTHER NOTE PARTIES: MARIADB USA, INC. By: /s/ Paul O’Brien Name: Paul O’Brien Title: Chief Executive Officer MARIADB CANADA CORP. By: /s/ Paul O’Brien Name: Paul O’Brien Title: Chief Executive Officer MARIADB UK LTD By: /s/ Conor McCarthy Name: Conor McCarthy Title: CFO MARIADB BULGARIA EOOD By: /s/ Maria Angelova Name: Maria Angelova Title: Managing Director

IN WITNESS WHEREOF, each of the undersigned has caused the Amendment to be duly executed and delivered as of the date first above written. AGENT AND HOLDER: RP VENTURES LLC, as Agent By: /s/ Michael Fanfant Name: Michael Fanfant Title: Manager RP VENTURES LLC, as Holder By: /s/ Michael Fanfant Name: Michael Fanfant Title: Manager